Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent events
17.	Subsequent events

Registered Direct Offering

On July 16, 2025, the Company completed a registered direct offering resulting in gross proceeds of approximately US$6.0 million of the Company’s Ordinary Shares at a price of $3.00 per Ordinary Share. The offering consisted of the sale of 2,000,000 Ordinary Shares.

Increase in Authorized Shares

On August 22, 2025, at the 2025 Extraordinary General Meeting of the Company’s shareholders, the shareholders approved an increase in the Company’s authorized share capital from US$1,500,000, divided into 25,000,000 ordinary shares with a par value of US$0.06 each, to US$12,000,000, divided into 200,000,000 ordinary shares with a par value of US$0.06 each.

Except for the subsequent events disclosed above, there are no other material subsequent events that require recognition or disclosure in these financial statements.